LIMITED POWER OF ATTORNEY FOR SECTION 16(a) REPORTING

	KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned hereby makes, constitutes and appoints Gerald G. Sax and Daniel J. Weber, and each of them and each of their successors, as the undersigned's true and lawful attorney-in-fact (the "Attorney-in Fact"), with full power of substitution and resubstitution, each with the power to act alone for the undersigned and in the undersigned's name, place and stead, in any and all capacities to:

	1.	prepare, execute, acknowledge and file a Form ID Application and/or Form
Pass Phrase Update Acknowledgement (including any amendments thereto) for purposes of obtaining new codes necessary to make electronic filings with the
United States Securities and Exchange Commission (the "SEC");

	2.	prepare, execute, deliver and file with the SEC, any national securities exchange and Viasystems Group, Inc. (the "Company") any and all reports
(including any amendment thereto) of the undersigned required or considered advisable under Section 16(a) of the Securities Exchange Act of 1934, as amended
(the "Exchange Act"), and the rules and regulations thereunder, with respect to the equity securities of the Company, including Form 3 (Initial Statement of
Beneficial Ownership of Securities), Form 4 (Statement of Changes in Beneficial
Ownership) and Form 5 (Annual Statement of Changes in Beneficial Ownership);

	3.	seek or obtain, as the undersigned's representative and on the undersigned's behalf, information on transactions in the Company's equity securities from any third party, including the Company, brokers, dealers, employee benefit plan administrators and trustees, and the undersigned hereby authorizes any such third party to release any such information to the Attorney-in-Fact; and

	4. 	perform any and all other acts which in the discretion of such attorney-in-fact are necessary or desirable for and on behalf of the undersigned in connection with the foregoing.

	The undersigned acknowledges that:

	1.	this Limited Power of Attorney authorizes, but does not require, the
Attorney-in-Fact to act at his or her discretion on information provided to such
Attorney-in-Fact without independent verification of such information;

	2.	any documents prepared and/or executed by the Attorney-in-Fact on behalf of the undersigned pursuant to this Limited Power of Attorney will be in such form and will contain such information as the Attorney-in-Fact, in his or her discretion, deems necessary or desirable;

	3.	neither the Company nor the Attorney-in-Fact assumes any liability for the undersigned's responsibility to comply with the requirements of Section 16 of the Exchange Act, any liability of the undersigned for any failure to comply with such requirements, or any liability of the undersigned for disgorgement of profits under Section 16(b) of the Exchange Act; and

	4.	this Limited Power of Attorney does not relieve the undersigned from responsibility for compliance with the undersigned's obligations under Section
16 of the Exchange Act, including, without, limitation, the reporting requirements under Section 16(a) of the Exchange Act.

	The undersigned hereby grants to the Attorney-in-Fact full power and authority to do and perform each and every act and thing requisite, necessary or convenient to be done in connection with the foregoing, as fully, to all intents and purposes, as the undersigned might or could do in person, hereby ratifying and confirming all that the Attorney-in-Fact, or his or her substitute or substitutes, shall lawfully do or cause to be done by authority of this Limited
Power of Attorney.  This Limited Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Forms 3, 4 or 5 with respect to the undersigned's holdings of and transactions in equity securities of the Company, unless earlier revoked by the undersigned in a signed writing delivered to the Attorney-in-Fact.

	IN WITNESS WHEREOF, the undersigned has caused this Limited Power of Attorney to be executed as of May 9, 2012.


                             Signature:  /s/ Dominic J. Pileggi
   	         Dominic J. Pileggi